Discontinued Operations Discontinued Operations	3 Months Ended
Jun. 30, 2013
Discontinued Operations and Disposal Groups [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]
Note 2 — DISCONTINUED OPERATIONS
On May 30, 2013, PolyOne sold its Resin Business to Mexichem for $250.0 million cash consideration, subject to a working capital adjustment that is expected to be finalized in the third quarter of 2013. This sale resulted in the recognition of a preliminary pre-tax gain of $223.6 million ($138.2 million net of tax) in the second quarter of 2013.
As a result of the announced sale on March 25, 2013, PolyOne retrospectively classified the Resin Business assets and liabilities as held-for-sale for periods prior to disposition in the accompanying Consolidated Balance Sheets and has retrospectively classified the Resin Business operating results as discontinued operations, net of income taxes, in the accompanying Consolidated Statements of Income for all periods presented. Previously, the Resin Business was included in the Performance Products and Solutions segment.
The Resin Business' sales, income before income taxes and net income were as follows:

	Year Ended December 31,
(In millions)	2012	2011	2010
Sales	$131.8	$154.1	$115.7
Income before income taxes	29.7	29.8	15.5
Income tax expense	(11.1)	(10.6)	(5.4)
Net income	$18.6	$19.2	$10.1

The following table summarizes the assets and liabilities of the Resin Business:

	December 31,
(In millions)	2012	2011
Assets:
Accounts receivable, net	$8.8	$11.0
Inventories, net	8.2	8.5
Property, net	21.7	23.0
Other assets	0.6	1.1
Assets held-for-sale	$39.3	$43.6

Liabilities:
Accounts payable	$15.8	$18.2
Accrued expenses	2.2	3.6
Liabilities held-for-sale	$18.0	$21.8